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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):        FEBRUARY 6, 1998


           BROOKE GROUP LTD.                             BGLS INC.
   (Exact name of registrant as               (Exact name of registrant as
     specified in its charter)                  specified in its charter)


              1-5759                                      33-93576
      (Commission File Number)                  (Commission File Number)


            51-0255124                                   13-3593483
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)


             DELAWARE                                     DELAWARE
  (State or other jurisdiction of              (State or other jurisdiction of
   incorporation or organization)               incorporation or organization)


      100 S.E. SECOND STREET                       100 S.E. SECOND STREET
       MIAMI, FLORIDA 33131                         MIAMI, FLORIDA 33131
 (Address of principal executive              (Address of principal executive
   offices including Zip Code)                   offices including Zip Code)


           305/579-8000                                  305/579-8000
 (Registrant's telephone number,               (Registrant's telephone number,
       including area code)                           including area code)

         (NOT APPLICABLE)                               (NOT APPLICABLE)
 (Former name or former address,                (Former name or former address,
  if changed since last report)                  if changed since last report)






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ITEM 5.           OTHER EVENTS.

                  On February 6, 1998, BGLS Inc. entered into a further amendment to the previously reported Standstill Agreement and Consent, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, with the holders of $97,239,000 principal amount of BGLS Inc.'s 15.75% Senior Secured Notes due 2001 which extended the termination date of such agreement with respect to such holders to March 2, 1998. On that date, the holder of $97,551,000 principal amount of the BGLS Notes, who was previously a party to the Standstill Agreement and Consent, was paid its pro rata share of the July 31, 1997 interest payment on the BGLS Notes.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  Exhibit Index

99.1 Amendment to the Standstill Agreement and Consent, dated as of February 6, 1998, among BGLS Inc., AIF II, L.P. and Artemis America Partnership.









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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BROOKE GROUP LTD.




                                 By: /s/ Joselynn D. Van Siclen
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer


                                 BGLS INC.


                                 By: /s/ Joselynn D. Van Siclen
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer

Date:  February 9, 1998








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